Fees Summary	Aug. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 399,892,000
Previously Paid Amount	0
Total Fee Amount	59,024.06
Total Offset Amount	0
Net Fee	$ 59,024.06